Prospectus Supplement	December 20, 2019

Putnam International Growth Fund

Prospectuses dated January 30, 2019

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam International Growth Fund (“International Growth Fund”), has recommended, and International Growth Fund’s Board of Trustees has approved and recommended that shareholders approve, the proposed merger of International Growth Fund with and into Putnam Emerging Markets Equity Fund (“Emerging Markets Equity Fund”). Putnam Management and International Growth Fund’s Board of Trustees believe that the proposed merger is in the best interests of International Growth Fund and its shareholders.

International Growth Fund and Emerging Markets Equity Fund have identical investment goals and pursue comparable investment strategies, investing mainly in common stocks of companies outside of the United States. International Growth Fund invests mainly in growth stocks of companies of any size in established and emerging markets outside the United States, while Emerging Markets Equity Fund invests in growth or value stocks or both of emerging market companies that Putnam Management believes have favorable investment potential. Under normal circumstances, Emerging Markets Equity Fund invests at least 80% of its net assets in equity securities of emerging market companies. Brian Freiwald and Andrew Yoon serve as the portfolio managers for Emerging Markets Equity Fund and will serve as portfolio managers of the combined fund.

A full description of Emerging Markets Equity Fund, the similarities and differences between it and International Growth Fund and the terms of the proposed merger will be contained in a prospectus/proxy statement (the “prospectus/proxy statement”), which is expected to be mailed to shareholders in February 2020. The prospectus/proxy statement will solicit International Growth Fund shareholder votes to approve the proposed merger.

Completion of the proposed merger is subject to a number of conditions, including approval by shareholders of International Growth Fund. A special meeting of shareholders of International Growth Fund is currently scheduled for April 21, 2020, although the shareholder meeting may be adjourned to a later date. The proposed merger is expected to be a tax-free reorganization for federal income tax purposes. If shareholders of the fund do not approve the proposed merger, the merger will not proceed.

If shareholders approve the proposed merger, Putnam Management currently expects that International Growth Fund will make dispositions of certain portfolio holdings before the merger. These sales, which are anticipated to commence upon shareholder approval of the proposed merger, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

International Growth Fund will be closed to new accounts on or about March 20, 2020. At any time before the close of the proposed merger, you can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

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The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Emerging Markets Equity Fund, nor is it a solicitation of any proxy. For more information regarding Emerging Markets Equity Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement relating to the proposed merger will also be available for free on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the prospectus/proxy statement relating to the proposed merger carefully before making any investment decisions.

Effective December 20, 2019, the sub-section Your fund’s management in the section Fund summary in the statutory prospectus and the section Your fund’s management in the summary prospectus is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

R. Shepherd Perkins, Chief Investment Officer, Equities, portfolio manager of the fund since 2019

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Effective December 20, 2019, the following replaces similar disclosure under the subsection The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund? in the fund’s statutory prospectus:

Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years
R. Shepherd Perkins	2019	Putnam Management	Chief Investment Officer, Equities
		2011–Present	Previously, Co-Head of Equities,
			Co-Head of International
			Equities

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

Shareholders should retain this Supplement for future reference.